Exhibit 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of August 31, 2022 (this “Third Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”), the Loan Guarantors party hereto, the Revolving Lenders and Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this Third Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (together with all exhibits and schedules attached thereto, as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2021, as amended by that certain Second Amendment to Credit Agreement dated as of December 3, 2021 and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the Revolving Lenders and the Administrative Agent, as applicable, have agreed to amend the Existing Credit Agreement as hereinafter set forth;

WHEREAS, the Borrower Representative has requested that (i) the definition of “Applicable Rate” with respect to the Initial Revolving Loans be amended and (ii) other changes of a technical nature be made pursuant to Section 9.02(d)(iii) of the Existing Credit Agreement, in each case, as set forth herein and in the Amended Credit Agreement;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement.

Subject to satisfaction (or waiver) of the conditions set forth in Section 3 below, on the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in Annex I attached hereto (as set forth in such Annex I, the “Amended Credit Agreement”).

SECTION 2. [Reserved].

SECTION 3. Conditions to Effectiveness of this Third Amendment.

The effectiveness of this Third Amendment is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Third Amendment Effective Date”):

(a) this Third Amendment shall have been duly executed by each Loan Party, the Administrative Agent and the Revolving Lenders party to the Existing Credit Agreement as in effect immediately prior to the Third Amendment Effective Date (which may include a copy transmitted by facsimile or other electronic method);

(b) The representations and warranties of Holdings, Intermediate Dutch Holdings, each Borrower and its applicable Restricted Subsidiaries in Section 4 shall be true and correct in all material respects on and as of the Third Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(c) No Default or Event of Default exists, or would result from the effectiveness of the Third Amendment;

(d) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (b) and (c) of this Section 3; and

(e) The Administrative Agent shall have received all fees and expenses required to be paid by the Borrower Representative for which invoices have been presented at least three Business Days prior to the Third Amendment Effective Date (or such later date to which the Borrower Representative may agree), in each case on or before the Third Amendment Effective Date

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Third Amendment, each Borrower hereby makes the representations and warranties in Article 3 of the Amended Credit Agreement and any other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Third Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Third Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

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(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Third Amendment Effective Date, this Third Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Third Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Third Amendment.

(d) On and after the Third Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (ii) this Third Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6. Amendments; Execution in Counterparts; Severability.

(a) This Third Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Third Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Third Amendment in any jurisdiction.

SECTION 7. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will continue to serve as Administrative Agent under the Amended Credit Agreement.

SECTION 8. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS THIRD AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Headings. Section headings in this Third Amendment are included herein for convenience of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.

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SECTION 10. Counterparts. This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and each such counterpart, taken together, shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement and (v) nothing contained in this Third Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Justin Alexander Nuccio
Name:	Justin Alexander Nuccio
Title:	Director

By:	/s/ Leonard Kruimer
Name:	Leonard Kruimer
Title:	Director

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Chandler Bigelow
Name:	Chandler Bigelow
Title:	Director A

By:	/s/ Mick Hoogwoud
Name:	Mick Hoogwoud
Title:	Director B

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Chandler Bigelow
Name:	Chandler Bigelow
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER, INC.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur - Under powers of attorney from Indy Dutch Bidco B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

A REVOLVING BORROWER:

NIELSEN CONSUMER LLC

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

[Signature Page to Third Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS:

NIELSEN PRECIMA, LLC

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from The Nielsen Company (Europe) SÀRL and Nielsen Consumer LLC
Title:	Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from TNC Europe B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSENIQ SUB HOLDINGS I B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings I B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

ACNIELSEN (NEDERLAND) B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from AC Nielsen (Nederland) B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

NIELSEN PRECIMA B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from Nielsen Precima B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and as Revolving Lender

By:	/s/ Taelitha Bonds-Harris
Name:	Taelitha Bonds-Harris
Title:	Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Sanjay Rijhwani
Name:	Sanjay Rijhwani
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Revolving Lender

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Executive Director

[Signature Page to Third Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Revolving Lender

By:	/s/ Danielle Calo
Name:	Danielle Calo
Title:	Director

By:	/s/ Dionne Robinson
Name:	Dionne Robinson
Title:	Associate Director

[Signature Page to Third Amendment to Credit Agreement]

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Warren Veech III
Name:	Warren Veech III
Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Jessica Lutrario
Name:	Jessica Lutrario
Title:	Associate Director

By:	/s/ Shaun Ryan
Name:	Shaun Ryan
Title:	Director

[Signature Page to Third Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ John S. Frame
Name:	John S. Frame
Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

ROYAL BANK OF CANADA, as a Revolving Lender

By:	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

MUFG UNION BANK, N.A., as a Revolving Lender

By:	/s/ Peter Finnigan
Name:	Peter Finnigan
Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

WELLS FARGO BANK, N.A., as a Revolving Lender

By:	/s/ Sid Khanolkar
Name:	Sid Khanolkar
Title:	Managing Director, Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Valerie Schanzer
Name:	Valerie Schanzer
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

BANK OF MONTREAL, as a Revolving Lender

By:	/s/ Aaron Wenger
Name:	Aaron Wenger
Title:	Director

[Signature Page to Third Amendment to Credit Agreement]

BNP PARIBAS, as a Revolving Lender

By:	/s/ Charles Romano
Name:	Charles Romano
Title:	Director

By:	/s/ William Martin
Name:	William Martin
Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Hunter Simensen
Name:	Hunter Simensen
Title:	Duly Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

MIZUHO BANK, LTD., as a Revolving Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender

By:	/s/ Paul Dellova
Name:	Paul Dellova
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]